COMMUNICATION INTELLIGENCE CORPORATION
                         275 Shoreline Drive, Suite 500
                        Redwood Shores, California 94065

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
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                                  June 21, 2004
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To the Stockholders of Communication Intelligence Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Communication Intelligence Corporation, a Delaware corporation (the "Company"), will be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 21, 2004, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1. To elect five directors to serve until their respective successors are duly elected and qualified.

2. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent accountants for the year ending December 31, 2004.

3.   To  transact  such other  business as may  properly  come before the Annual
     Meeting.

     The Board of Directors has fixed the close of business on April 28, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote on the matters proposed at, the Annual Meeting and any adjournments or postponements thereof.

                             YOUR VOTE IS IMPORTANT

         EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE VOTED AT THE ANNUAL MEETING. IF YOU EXECUTE A PROXY, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Redwood Shores, California       By Order of the Board of Directors
May 21, 2004


                                 Guido DiGregorio
                                 Chairman, President and Chief Executive Officer

                     COMMUNICATION INTELLIGENCE CORPORATION
                         275 Shoreline Drive, Suite 500
                        Redwood Shores, California 94065

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                                 PROXY STATEMENT
                                  -------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  -------------

                                  INTRODUCTION

     This Proxy Statement and the accompanying proxy is being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for the Company's Annual Meeting of Stockholders to be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 21, 2004, at 1:00 p.m. Pacific Time, and any and all adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, stockholders of the Company as of the close of business on April 28, 2004 (the "Record Date") will be asked to consider and vote upon the following: (i) the election of five directors to serve until their respective successors are duly elected and qualified (Proposal 1); (ii) the ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent accountants for the year ending December 31, 2004 (Proposal 2). This Proxy Statement and the accompanying proxy, together with a copy of the Company's Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about May 21, 2004.

     Representatives of Stonefield Josephson, Inc. are expected to be present at the Annual Meeting and will be given the opportunity to address the stockholders if they so desire and will be available to respond to appropriate questions.

     WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

                                VOTING SECURITIES

     We have designated April 28, 2004 as the record date for determining those stockholders who are entitled to notice of, and to vote at, this meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were approximately 980 beneficial owners of the 100,516,848 outstanding shares of our common stock, par value $0.01 per share. Each stockholder is entitled to one vote for each share of our common stock held by that stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder "for," "against" or "abstain" on the proxy, which is duly returned and properly executed, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposals described in the Notice of Annual Meeting and in this proxy statement. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     Proxies marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstinence is indicated. Thus, an abstaining vote in the election of directors will have no legal effect on the outcome as directors are elected by a plurality; however, an abstention as to any other matter will have the same legal effect as a vote against such matter. Brokers "non-votes" (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

     A stockholder executing a proxy pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

o delivery to the Secretary of the Company a signed notice of revocation or a later-dated, signed proxy; or

o    attending the meeting and voting in person.

     In order to be effective, all revocations or later-filed proxies must be delivered to the Company at the address listed above not later than June 21, 2004, 1:00 p.m., local time.

     Attendance at the meeting does not in itself constitute the revocation of a proxy. In addition, if your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the meeting.

     Approval of Proposal 1 to elect five directors requires the affirmative vote of holders representing a plurality of the shares of common stock represented in person or by proxy at the Annual Meeting. Approval of Proposal 2 to ratify the appointment of Stonefield Josephson, Inc. as the Company's independent accountants for the year ending December 31, 2004 requires the affirmative vote of holders representing a majority of the shares of common stock represented in person or by proxy at the Annual Meeting.

     Each enclosed proxy gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (i) FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY AND (ii) FOR THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004. As of the date hereof, the Company is not aware of any such amendment or modification or other matter to be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxyholders named therein.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 12, 2004, with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table of this Proxy Statement under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.

                                                          Common Stock
                                                   -----------------------------
      Name of Beneficial Owner                         Number        Percent
                                                      of Shares      of Class

   Guido DiGregorio (1)........................       1,915,909          1.86%
   C. B. Sung (2)..............................       1,228,241          1.19%
   Louis P. Panetta (3)........................         153,125          *
   Michael Farese (4)..........................         100,000          *
   Welch, David E. (5).........................          50,000          *
   Francis V. Dane (6).........................         282,790          *
   All directors and executive officers
   as a group (6 persons)......................       3,730,065          3.63%
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*    Less than 1%.

(1) The number of shares of common stock represents 1,915,909 shares of a total of 1,950,000 shares, which are issuable upon the exercise of stock options granted to Mr. DiGregorio in January 1999 and February 2002, that are exercisable within 60 days of May 12, 2004. The business address of Mr. DiGregorio is 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065. See "Executive Compensation; Option Grants in 2002."

(2) The number of shares of common stock includes (a) 1,033,682 shares held by the Sung Family Trust of which Mr. Sung is a trustee, (b) 3,369 shares held by the Sung-Kwok Foundation of which Mr. Sung is the Chairman, and (c) 191,190 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of May 12, 2004. Mr. Sung may be deemed to beneficially own the shares held by the Sung Family Trust and the Sung-Kwok Foundation. The business address of Mr. Sung is, UNISON Group, 1001 Bayhill Dr., 2nd Floor, San Bruno, California 94066. See "Certain Relationships and Related Transactions."

(3) The number of shares of common stock represents 153,125 shares, issuable upon the exercise of options granted on October 30, 2000, May 11, 2001, June 18, 2001, June 24, 2002 and June 23, 2003, which are exercisable within 60 days of May 12, 2004. Mr. Panetta's business address is 827 Via Mirada, Monterey, California 93940. See "Certain Relationships and Related Transactions."

(4) The number of shares of common stock represents 100,000 shares issuable upon the exercise of stock options granted to Mr. Farese in February and June 2002 and June 23, 2003, that are exercisable within 60 days of May 12, 2004. The business address of Mr. Farese is 401 River Oaks Parkway, San Jose, CA 95134. See "Certain Relationships and Related Transactions."

(5) The number of shares of common stock represent 50,000 shares issuable upon the exercise of stock options granted to Mr. Welch on March 11, 2004 that are exercisable within 60 days of May 12, 2004. The business address of Mr. Welch is 1729 East Otero Avenue, Littleton, CO 80122. See "Certain Relationships and Related Transactions."


(6) The number of shares of common stock represents (a) 212 shares held by Mr. Dane and (b) 282,578 shares of a total of 343,943 shares, which are issuable upon the exercise of stock options granted to Mr. Dane in January 1999, February 2002, and May 2003 that are exercisable within 60 days of May 12, 2004. The business address of Mr. Dane is 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065. See "Executive Compensation; Option Grants in 2002."

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the Securities and Exchange Commission (the "SEC") regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2003 all
Section 16(a) reports required to be filed by the Company's executive officers, directors and 10% stockholders were filed on a timely basis.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. Currently, the Board has determined that the authorized number of directors is five (5). The five persons listed below are the nominees for election as directors at the Annual Meeting. Each director elected at this Meeting will serve for one (1) year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

     Unless otherwise instructed, the proxyholders named in the accompanying proxy will vote the shares represented by proxies received by them for the election of the five nominees to the Board of Directors named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated by the present Board of Directors. The Company is not aware of any nominee who will be unable or will decline to serve as a director.

Director Nominees

         The following table sets forth certain information concerning the nominees:

                                                      Year First Elected
Name                               Age                   or Appointed

Guido D. DiGregorio.........        65                       1997
Michael Farese..............        57                       2002
Louis P. Panetta............        54                       2000
C. B. Sung..................        79                       1986
David E. Welch..............        57                       2004

     The business experience of each of the director nominees for at least the past five years includes the following:

     Guido D. DiGregorio was elected Chairman of the Board in February 2002, Chief Executive Officer in June 1999 and President in November 1997. From November 1997 to June 1999, he was also the Company's Chief Operating Officer. He was a partner in DH Partners, Inc. (a management consultant firm) from 1996 to 1997. Prior to that Mr. DiGregorio was recruited by a number of companies to reverse trends of financial losses, serving as President and CEO of each of the following companies: Display Technologies, Inc. (a manufacturer of video data monitors) from 1994 to 1996, Superior Engineering Corp. (a producer of factory-built gas fireplaces) from 1991 to 1993, Proxim, Inc. (wireless data communications) from 1989 to 1991, Maxitron Corp. (a manufacturer of computer products) from 1986 to 1989 and Exide Electronics (producer of computer power conditioning products) from 1983 to 1986. From 1966 to 1983, Mr. DiGregorio was employed by General Electric in various management positions, rising to the position of General Manager of an industrial automation business.

     Michael Farese was elected a director of the Company in February 2002. Mr. Farese has over thirty years of broad based telecommunications industry experience including an extensive background in cellular and wireless subscriber equipment. He has been the President & CEO of WJ Communications, a Silicon Valley-based manufacturer of innovative broadband communications products for current and next generation wireless communications networks from March 2002 to present. Prior to joining WJ Communications, Mr. Farese was President & CEO, Tropian Inc. from 1999 to 2002. Prior to that he numerous senior management positions including Vice President & General Manager-Global Personal Networks, Motorola, Vice President & General Manager-American Business Group, Ericsson, Vice President, Product Planning & Strategy, Nokia, Executive Director-Business Systems, ITT and Division Manger-Networks Business Systems, AT&T.

     Louis P. Panetta was elected a director of the Company in October 2000. From November 2001 to September 2003 Mr. Panetta was a member of the Board of Directors of Active Link. Mr. Panetta was Vice President of Marketing and Investor Relations with Mobility Concepts, Inc. (a wireless Systems Integrator), a subsidiary of Active Link Communications from February 2001 to April 2003. Mr. Panetta was President and Chief Operating Officer of PortableLife.com (e-commerce products provider) from September 1999 to October 2000 and President and Chief Executive Officer of Fujitsu Personal Systems (a manufacturer of computer hardware) from December 1992 to September 1999. From 1995 to 1999, Mr. Panetta served on the Board of Directors of Fujitsu Personal Systems.

     C.B. Sung was elected a director of the Company in 1986. Mr. Sung has been the Chairman and Chief Executive Officer of Unison Group, Inc. (a multi-national corporation involved in manufacturing, computer systems, international investment and trade) since 1986 and Unison Pacific Corporation since 1979. He also serves on the Board of Directors of several private companies and non-profit organizations.

     David E. Welch was elected a director in March 2004 and will serve as the financial expert on the Audit Committee. Mr. Welch is the principal of David E. Welch Consulting, a financial consulting firm, from July 2002 to present. Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002. Mr. Welch has held positions as Director of Management Information Systems and Chief information Officer with Micromedex, Inc and Language Management International from 1995 through 1998. Mr. Welch is a member of the Board of Directors of Advanced Neutraceuticals, Inc.

Board of Director Meetings and Committees

     The Company's affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company's affairs through oral and written reports by management, Board and committee meetings and other means. The Company's directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company's affairs.

     Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification. There are no family relationships between the Company's directors and executive officers. For certain relationships between the Company and its directors, see "Certain Relationships and Related Transactions."

Board Committees

     The Company's Board of Directors has four committees as set forth below. The members of each committee are appointed by the Board of Directors.

     Audit Committee. The Audit Committee generally reviews the scope and results of the audit by the Company's independent auditors, the independent auditors' letter to the Board of Directors concerning the effectiveness of the Company's internal financial and accounting controls and the Board of Directors' response to that letter, if deemed necessary, and reviews the Company's procedures for establishing and monitoring internal accounting controls. The members of the Audit Committee are Michael Farese, Louis P. Panetta, C. B. Sung and David E. Welch. Mr. Welch serves as the Audit Committee's financial expert. Each member of the Audit Committee is independent as defined under applicable SEC rules and regulations. The Audit Committee conducted two meetings in the year ended December 31, 2003 and all members attended the meeting except for Mr. Welch who was not a board member at that time. The Audit Committee oversees the annual and quarterly financial reporting process, confirms management's proposal for the independent auditors, discuses with the auditors their independence from management and reviews the scope of the annual audit. The Board has adopted an Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix A.

     Finance Committee. The Finance Committee develops strategies for the financing and development of the Company and monitors and evaluates progress toward established objectives. The members of the Finance Committee are Michael Farese, Louis P. Panetta and C. B. Sung.

     Compensation Committee. The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administers the Company's stock option plans. The members of the Compensation Committee are Michael Farese, Louis P. Panetta and C. B. Sung. The Board has adopted a Compensation Committee Charter, a copy of which is attached to this proxy statement as Appendix B.

     Nominating Committee. In May 2004, the Company established a Nominating Committee. The Nominating Committee is responsible for considering and making recommendations to the Board concerning the appropriate size, functions and needs of the Board. The members of the Nominating Committee are Michael Farese, Louis P. Panetta, C. B. Sung and David E. Welch. The Board has adopted a Nominating Committee Charter, a copy of which is attached to this proxy statement as Appendix C.

Board and Committee Meetings

     During 2003, the Board of Directors held three formal meetings and also acted by unanimous written consent on eleven occasions. The Committees held meetings jointly with the formal Board meetings. For the year ended December 31, 2003, each incumbent director participated in all of the formal meetings of the Board and each Committee on which he served.

Director Compensation

     For their services as directors of the Company, all non-employee directors receive a fee of $1,000 for each Board of Directors meeting attended and directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors are also eligible to receive stock options. In June 2003, Michael Farese, Louis Panetta and C. B. Sung were each granted immediately exercisable non-qualified options to purchase 25,000 shares of common stock at an exercise price of $0.30, which options expire on June 23, 2010. The Company retains a declining balance repurchase option on the shares underlying these options for one year from the date of grant.

Communications to the Board

     The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations. Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairman of the Board, the Chairman of the Audit Committee and the Company's Chief Legal Officer. Based on the input and decision of these persons, along with the entire board if it is deemed necessary, the Company will respond to the communications. Stockholders should not communicate with individual directors unless requested to do so.

Required Affirmative Vote

     APPROVAL OF PROPOSAL 1 TO ELECT FIVE DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES NAMED HEREIN. THE FIVE NOMINEES RECEIVING THE MOST VOTES, EVEN IF LESS THAN A MAJORITY, WILL BE ELECTED TO THE BOARD OF DIRECTORS.

                                   PROPOSAL 2
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     In December, 1999, the Company retained Stonefield Josephson, Inc. as its independent auditors. Prior to the retention of Stonefield Josephson, Inc., neither the Company nor any person on its behalf consulted with Stonefield Josephson, Inc. regarding the application of accounting principles to any transaction or the types of audit opinion that might be rendered on the Company's financial statements.

     The  aggregate  fees  billed  for   professional   services  by  Stonefield
Josephson, Inc. in 2003 were approximately $356,000, and in 2002 were $220,000 for the following services:

     Audit Fees: Stonefield Josephson, Inc.'s fees in connection with its quarterly reviews and year end audits for 2003 were approximately $221,000, and were $148,000 in 2002, which represented approximately 62% and 68% of the aggregate fees billed by Stonefield Josephson, Inc. in 2003 and 2002, respectively.

     Audit-Related Fees. Stonefield Josephson, Inc. did not bill us for any assurance and related work in fiscal year 2003 or 2002.

     Tax Fees. Stonefield Josephson, Inc. fees in connection with the 2002 federal and state tax returns, which were billed in 2003, were approximately $3,000, or 1% of the aggregate fees billed for professional services by Stonefield Josephson, Inc. in 2003. Stonefield Josephson, Inc. fees in connection with the 2001 federal and state tax returns, which were billed in 2002, were approximately $7,000, or 3% of the aggregate fees billed for professional services by Stonefield Josephson, Inc. in 2002.

     Financial Information Systems Design and Implementation Fees: There were no fees incurred in fiscal year 2001 or 2002 for financial information systems design and implementation services.

     All other Fees: Stonefield Josephson, Inc's fees for all other services provided in 2003 totaled approximately $131,000 or 37% of the aggregate fees billed by Stonefield Josephson, Inc. in 2003 and related primarily to preparation of the Registration statement on Form S-1. Stonefield Josephson, Inc's fees for all other services provided in 2002 totaled approximately $65,000 or 29% of the aggregate fees billed by Stonefield Josephson, Inc in 2002 and related primarily to preparation of the 2002 proxy statement, and a Registration statement on Form S-1.

     Pre-Approval Policies. It is the policy of the Company not to enter into any agreement for Stonefield Josephson, Inc. to provide any non-audit services to us unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount we pay to Stonefield Josephson, Inc. during the fiscal year in which such services are rendered,
     (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit were approved by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee will not approve any agreement in advance for non-audit services unless (x) the procedures and policies are detailed in advance as to such services, (y) the Audit Committee is informed of such services prior to commencement and
     (z) such policies and procedures do not constitute delegation of the Audit Committee's responsibilities to management under the Securities Exchange Act of 1934, as amended.

     The Audit Committee has considered whether the provision of non-audit services has impaired the independence of Stonefield Josephson, Inc. and has concluded that Stonefield Josephson, Inc. is independent under applicable SEC and Nasdaq rules and regulations.

     In 2004, upon recommendation of the Audit Committee, the Board of Directors appointed Stonefield Josephson, Inc. as its independent accountants for the year ending December 31, 2004. Stockholders are being asked to ratify the retention of Stonefield Josephson, Inc. as independent accountants for the year ending December 31, 2004. Representatives of Stonefield Josephson, Inc. are expected to be present at the Annual Meeting and will be given the opportunity to make statements if they so desire and will be available to respond to appropriate questions.

Required Affirmative Vote

     Ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent accountants for the year ending December 31, 2004 requires the affirmative vote of a majority of the Shares represented in person or by proxy at the Annual Meeting.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT   STOCKHOLDERS  VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004.

                               EXECUTIVE OFFICERS

     The following table sets forth, as of April 28, 2004, the name and age of each executive officer of the Company, and all positions and offices of the Company presently held by each of them.


         Name                      Age      Positions Currently Held

     Guido D. DiGregorio            65   Chairman of the Board,
                                         Chief Executive Officer and President,
     Francis V. Dane                52   Chief Legal Officer,
                                         Secretary and Chief Financial Officer

     The business experience of each of the executive officers for at least the past five years includes the following:

     Guido D. DiGregorio - see above.

     Francis V. Dane was appointed the Company's Secretary in February of 2002, its Chief Financial Officer in October 2001, its Human Resources Executive in September 1998 and he assumed the position of Chief Legal Officer in December of 1997. From 1991 to 1997 he served as a Vice President and Secretary of the Company, and from 1988 to 1992 as its Chief Financial Officer and Treasurer. Since July of 2000, Mr. Dane has also been the Secretary and Treasurer of Genyous, Inc. a biotechnology venture capital and incubation company. From October 2000 to April 2004, Mr. Dane served as a director of Perceptronix Medical, Inc. and SpetraVu Medial Inc., two companies focused on developing improved methods for the early detection of cancer. From October 2000 to June 2003, Mr. Dane was a director of CPC Cancer Prevention Centers Inc., a company that is developing a comprehensive cancer prevention program based upon the detection of early stage, non-invasive cancer. Prior to this Mr. Dane spent over a decade with PricewaterhouseCoopers, his last position was that of Senior Manager, Entrepreneurial Services Division. Mr. Dane is a member of the State Bar of California and has earned a CPA certificate from the states of Connecticut and California.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation awarded to, earned by or paid to the Company's President, regardless of the amount of compensation, and each executive officer of the Company serving as of December 31, 2003 whose total annual salary and bonus for 2003 exceeded $100,000 (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                                                      Long-Term
                                      Annual Compensation           Compensation
                                                                     Securities
                                                     Other Annual    Underlying
Name and Principal Position    Year      Salary      Compensation     Options
---------------------------    ----      ------      ------------     -------
Guido DiGregorio.............  2003   $   206,250(1)       -                 -
 Chairman, President and       2002   $   213,500(1)       -           250,000
                               2001   $   180,000          -                 -
 Chief Executive Officer

Francis V. Dane..............  2003   $   128,500          -           100,000
 Chief Legal Officer,          2002   $   110,083          -           100,000
  Secretary and                2001   $    20,000(2)       -                 -
  Chief Financial Officer
-----------

(1) Mr. DiGregorio's salary was increased in February 2002 to $250,000. Mr. DiGregorio has deferred approximately $70,000 in salary payments to ease cash flow requirements. Mr. DiGregorio may resume payment of his full salary at any time, and payment of deferred amounts may be demanded by Mr. DiGregorio at any time after December 31, 2003.

(2) Mr. Dane was named as an executive officer as of October 1, 2001.

                              Option Grants in 2003

     On May 7, 2003 Mr. Dane was granted options to purchase 100,000 shares of the Company's common stock, at an exercise price of $0.33 per share. Twenty five percent of the options granted vested immediately and the balance of the options vest pro rata quarterly over three years.

          Aggregate Option Exercises in 2003 and Year-End Option Values

     The following table sets forth certain information concerning the Named Executive Officers with respect to the exercise of options in 2003, the number of shares covered by exercisable and unexercisable stock options at December 31, 2003 and the aggregate value of exercisable and unexercisable "in-the-money" options at December 31, 2003.


                                                                  Value of
                                       Number of Securities      Unexercised
                                      Underlying Unexercised     In-The-Money
                     Shares              Options at Fiscal        Options at
                    Acquired                Year-End          Fiscal Year-End(1)
                       On       Value     Exercisable(E)/       Exercisable(E)/
Name                Exercise   Realized  Unexercisable(U)      Unexercisable(U)

Guido DiGregorio..      -        $ -      1,881,818(E)          $      - (E)(1)
                                             68,182(U)                 - (U)(1)
Francis V. Dane...      -        $ -        255,306(E)          $  1,500 (E)(1)
                                             88,637(U)              2,500(U)(1)


-----------
(1) The value of unexercised in-the-money options was determined by using the difference between the closing sale price of the common stock on the Nasdaq Over the Counter Market as of December 31, 2003 ($0.37) and the exercise price of such options.

1999 Stock Option Plan

     The Company's 1999 Plan provides for the granting to the Company's directors and employees of non-transferable incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-transferable non-statutory stock options

("Non-Qualified Options"). A total of 4,000,000 shares of common stock are authorized for issuance under the 1999 Plan. As of April 28, 2004, options to purchase an aggregate 2,067,445 shares of common stock were outstanding and 1,864,758 shares remain available for future grants. Unless terminated sooner, the 1999 Plan will terminate in June 2009.

     The 1999 Plan may be administered by the Board of Directors or a committee of the Board. The Board or such committee has the authority to determine the terms of the options granted, including the exercise price, number of shares subject to each option, vesting provisions, if any, and the form of consideration payable upon exercise. The exercise price of Incentive Options must be the fair market value of the common stock valued at the date of grant, and the exercise price of Non-Qualified Options must be at least 85% of the fair market value of the common stock valued at the date of grant. The expiration date of Options is determined by the Board or a committee of the Board, but Options cannot expire later than ten years from the date of grant, and in the case of Incentive Options granted to 10% stockholders, cannot expire later than five years from the date of grant. Options have typically been granted with an expiration date seven years after the date of grant.

     If an employee to whom an award has been granted under the 1999 Plan dies while providing services to the Company, retires from employment with the Company after attaining his retirement date, or terminates employment with the Company as a result of permanent and total disability, the restrictions then applicable to such award shall continue as if the employee had not terminated employment and such award shall thereafter be exercisable, in whole or in part by the person to whom it was granted (or by his duly appointed, qualified, and acting personal representative, his estate, or by a person who acquired the right to exercise such option by bequest or inheritance from the grantee), in the manner set forth in the award, at any time within the remaining term of such award. Except as provided in the preceding paragraph, generally if a person to whom an option has been granted under the 1999 Plan ceases to be an employee of the Company, such option shall continue to be exercisable to the same extent that it was exercisable on the last day on which such person was an employee for a period of 90 days thereafter, or for such longer period as may be determined by the Board or a committee, of the Board whereupon such option shall terminate and shall not thereafter be exercisable.

     The Board has the authority to amend or terminate the 1999 Plan, provided that such action does not impair the rights of any optionee under any option previously granted under the 1999 Plan, without the consent of such optionee.

1994 Stock Option Plan

     The Company's 1994 Stock Option Plan (the "1994 Plan") provides for the granting to the Company's directors and employees of Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended and Non-Qualified Options. A total of 6,000,000 shares of common stock are authorized for issuance under the 1994 Plan. As of April 28, 2004, options to purchase an aggregate 1,003,025 shares of common stock were outstanding and 680,515 shares remain available for future grants. Unless terminated sooner, the 1994 Plan will terminate in November 2004.

     The 1994 Plan may be administered by the Board of Directors or a committee of the Board. The Board or such committee of the Board has the authority to determine the terms of the options granted, including the exercise price, number of shares subject to each option, vesting provisions, if any, and the form of consideration payable upon exercise. The exercise price of Incentive Options must be the fair market value of the common stock valued at the date of grant, and the exercise price on Non-Qualified Options must be at least 85% of the fair market value of the common stock valued at the date of grant. The expiration date of Options is determined by the Board or such committee of the Board, but Options cannot expire later than ten years from the date of grant, and in the case of Incentive Options granted to 10% stockholders, cannot expire later than five years from the date of grant. Options have typically been granted with an expiration date seven years after the date of grant.

     If an employee to whom an award has been granted under the 1994 Option Plan dies while providing services to the Company, retires from employment with the Company after attaining his retirement date, or terminates employment with the Company as a result of permanent and total disability, the restrictions then applicable to such award shall continue as if the employee had not terminated employment and such award shall thereafter be exercisable, in whole or in part by the person to whom it was granted (or by his duly appointed, qualified, and acting personal representative, his estate, or by a person who acquired the right to exercise such option by bequest or inheritance from the grantee), in the manner set forth in the award, at any time within the remaining term of such award. Except as provided in the preceding paragraph, generally if a person to whom an option has been granted under the 1994 Plan ceases to be an employee of the Company, such option shall continue to be exercisable to the same extent that it was exercisable on the last day on which such person was an employee for a period of 30 days thereafter, or for such longer period as may be determined by the Board or a committee of the Board, whereupon such option shall terminate and shall not thereafter be exercisable.

     The Board has the authority to amend or terminate the 1994 Plan, provided that such action does not impair the rights of any optionee under any option previously granted under the 1994 Plan, without the consent of such optionee.

                          COMPENSATION COMMITTEE REPORT

     Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

     Compensation Philosophy and Objectives. The Committees' compensation philosophy is based upon the belief that the success of the Company results from the coordinated efforts of all employees working as a team to achieve objectives of providing superior products and services to the Company's customers and maximizing the Company's value for the benefit of its stockholders.

     The Company's compensation programs are designed to attract, retain and reward personnel whose individual and team performance contributes significantly to the short and long-term objectives of the Company. The Company's executive compensation programs are guided by the following principles, which may also be considered in making compensation decisions for employees:

o To ensure competitiveness, the Company monitors industry standards and considers this information when it makes compensation decisions; and

o The compensation of executive officers is affected by individual, team and overall Company performance. Overall Company performance is based upon achievement of strategic and operating goals. Such factors include revenues generated, technology validations, timely product introductions, capturing market share and preservation of and increases in stockholder value. Individual and team performance is considered to the extent of whether departmental goals are achieved within the time and budget constraints of Company operating plans. Additionally, individual performance is measured, in part, against the extent to which an individual executive officer is able to foster team spirit and loyalty and minimize employee turnover.

     Methods of Compensation. The key elements of the Company's executive compensation program consist primarily of base salary and stock options.

     The base salaries of the Company's executive officers for 2004 were established as part of an annual compensation review cycle. In establishing those salaries, the Compensation Committee considered information about salaries paid by companies of comparable size in our industry , individual performance, position and internal comparability considerations. While all of these factors were considered, the Compensation Committee did not assign specific weights to any of these factors. Base salary for the Company's executive officers is generally determined by performance, the combined base salary and annual bonus for competitive positions in the industry and general market and Company conditions. Currently, the Company does not have an annual bonus plan.

     The Committees believe that the use of stock options as a means of compensation provide an incentive for executives and aligns their interests with those of the stockholders. All employees are eligible to receive stock options under the Company's stock option plans. The long-term, performance-based compensation of executive officers takes the form of option awards under the Company's stock option plans, which are designed to align a significant portion of the executive compensation program with long-term shareholder interests. These plans permit the granting of several different types of stock-based awards. The Compensation Committee believes that equity-based compensation ensures that the Company's executive officers have a continuing stake in the long-term success of the Company. All options granted by the Company have been granted with an exercise price equal to the market price of the Company's Common Stock on the date of grant and, accordingly, will only have value if the
Company's stock price increases. In granting options under the plans, the Compensation Committee generally takes into account each executive's responsibilities, relative position in the Company, past grants, and approximate grants to individuals in similar positions for companies of comparable size in the software industry.

     President and Chief Executive Officer's Compensation. Mr. Guido DiGregorio, the Chairman of the Board, Chief Executive Officer and President of the Company, was appointed to the Presidency by the Board of Directors in November 1997, to the office of Chief Executive in June 1999 and to the Chairmanship in February 2002. The Company does not currently have an employment agreement with Mr. DiGregorio. Mr. DiGregorio currently receives an annual salary of $250,000. Mr. DiGregorio has deferred a portion of his salary payments to ease cash flow requirements. Mr. DiGregorio may resume payment of his full salary at any time and payment of deferred amounts may be demanded by Mr. DiGregorio at any time after December 31, 2003.

                     Compensation Committee Interlocks and
                Insider Participation In Compensation Decisions

     During the fiscal year ended December 31, 2003, there were no employee directors on the Compensation Committee and no interlocks. On May 13, 2004, the Board of Directors adopted a Compensation Committee charter, a copy of which is attached hereto as Exhibit A.

                                                   The Compensation Committee
                                                   Of the Board of Directors

                                                          Michael Farese
                                                          Louis P. Panetta
                                                          C. B. Sung

                             AUDIT COMMITTEE REPORT

     General. Under the Company's Audit Committee Charter ("Charter"), a copy of which is attached hereto as Exhibit A, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom shall be independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. All of the members of the Company's Audit Committee are independent and Mr. Welch is the committee's financial expert as such term is defined in applicable regulations and rules.

     Responsibilities and Duties. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     The specific duties of the Audit Committee include the following:

1. Select, retain, and, when appropriate, terminate the engagement of the independent auditor and set the independent auditors' compensation;

2.   Pre-approve  all  permitted  non-audit  services  to be  performed  by  the independent auditors and establish policies and procedures for the engagement of the independent auditors to provide permitted non-audit services;

3. Periodically discuss and review with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board, including whether the provision by the independent auditors of permitted non-audit services is compatible with independence and obtain and review a report from the independent auditors describing all relationships between the independent auditors and the Company;

4. Receive and review: (a) a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditors;

5. Meet with management and the independent auditors prior to commencement of the annual audits to review and discuss the planned scope and objectives of the audit;

6. Meet with the independent auditors, with and without management present, after completion of the annual audit to review and discuss the results of the examinations of the independent auditors and appropriate analyses of the financial statements;

7. Review the recommendations of the independent auditors for improving internal accounting controls and management's responses thereto;

8. Review and discuss (a) the reports of the independent auditors, with and without management present, as to the state of the Company's financial reporting systems and procedures, the adequacy of internal accounting and financial controls, the integrity and competency of the financial and accounting staff, disclosure controls and procedures, other aspects of the financial management of the Company and (b) current accounting trends and developments, and (c) take such action with respect thereto as may be deemed appropriate;

9. Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q and discuss the results of the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

10. Review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including the judgment of the independent auditors about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

11. Recommend to the Board of Directors, based upon the Committee's review, whether the financial statements should be included in the annual report on Form 10-K;

12. Review press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies and review such releases, information and guidance for compliance with regulations governing the use of non-Generally Accepted Accounting Principles financial measures and related disclosure requirements;

13. Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments that could materially impact the Company's contingent liabilities and risks;

14. Review (a) the status of compliance with laws, regulations, and internal procedures, including, without limitation, the Company's policies on ethical business practices; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Committee and report on the same to the Board of Directors;

15. Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls, auditing matters and compliance with the Company's ethical business policies;

16. Establish policies for the hiring of employees and former employees of the independent auditor;

17. Prepare a report of the Committee each year for inclusion in the Company's proxy statement in accordance with SEC rules;

18. Review and assess the adequacy of this Charter annually with the Board of Directors as a whole and report to the Board of Directors any significant matters as they occur during the year; and

19. Conduct such other duties and undertake such other tasks as may be appropriate to the overall purposes for the Committee and as may be assigned from time to time by the Board of Directors consistent with such purposes.

     Specific Audit Committee Actions Related to Review of the Company's Audited Financial Statements. In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2003 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380) related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence, (iv) the Audit Committee has considered whether the provision of service represented under the headings on "Financial Information Systems Design and Implementation Fees" and "All Other Fees" as set forth in the table of fees on page eleven is compatible with maintaining Stonefield Josephson, Inc.'s independence, and (v) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2003.

                                                   The Audit Committee
                                                Of the Board of Directors

                                                     Michael Farese
                                                     Louis P. Panetta
                                                     C. B. Sung
                                                     David E. Welch

                                PERFORMANCE GRAPH

     The Securities and Exchange Commission requires the Company to include in this Proxy Statement a graph comparing the Company's cumulative five-year return on its common stock with a broad-based stock index and either a nationally recognized industry index or an index of peer companies selected by the Company. This performance graph compares the cumulative five-year returns on the common stock with the Nasdaq Computer and Data Processing Index and the Nasdaq Index. Since March 14, 2003 the Company's common stock has been traded on the Nasdaq OTC Bulletin Board.




                                [OBJECT OMITTED]





                          Total Return To Stockholders
                      (Includes reinvestment of dividends)


                                              ANNUAL RETURN PERCENTAGE
                                                    Years Ending

Company / Index                        Dec99    Dec00    Dec01   Dec02    Dec03
--------------------------------------------------------------------------------
COMMUNICATION INTELLIGENCE CORP      1000.00   -87.50   -37.94  -45.31     5.71
NASDAQ U.S & FOREIGN INDEX             86.44   -39.57   -21.09  -31.19    50.84
NASDAQ COMPUTER & DATA PROCESSING     119.99   -53.97   -19.47  -31.04    31.74



                                                         NDEXED RETURNS
                                  Base                    Years Ending
                                 Period
Company / Index                   Dec98     Dec99   Dec00   Dec01  Dec02   Dec03
--------------------------------------------------------------------------------
COMMUNICATION INTELLIGENCE CORP    100    1100.00  137.50   85.33  46.67   49.33
NASDAQ U.S & FOREIGN INDEX         100     186.44  112.66   88.89  61.17   92.26
NASDAQ COMPUTER & DATA PROCESSING  100     219.99  101.25   81.54  56.23   74.08

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 23, 2003, the Board of Directors granted immediately exercisable non-qualified stock options to purchase 25,000 shares of common stock to each of Mr. Farese, Mr. Panetta and Mr. Sung at an exercise price of $0.30 per share and an expiration date of June 23, 2010. The Company retains a declining balance repurchase option on the shares underlying the options for one year from the date of grant.

                          PROPOSALS OF SECURITY HOLDERS

     A stockholder proposal requested to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, no later than January 20, 2005. The Board of Directors will review any stockholder proposal received in accordance herewith and will determine whether such proposal is appropriate and satisfies the applicable requirements for inclusion in the Company's proxy statement for its next Annual Meeting of Stockholders.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained American Stock Transfer and Trust Co., the Company's transfer agent, to assist the Company in the solicitation of proxies. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment in respect to any such matter.

     Copies of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, including any amendments thereto, and the notice of annual meeting of stockholders, proxy statement and proxies, are available upon written request, without cost, from the Company's principal executive offices at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065 (Attention:
Corporate Secretary), Telephone (650) 802-7888.

     Stockholders are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003 accompanies this Proxy statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2003 with the Securities and Exchange Commission (the "SEC"). The SEC maintains a web site, www.sec.gov, that contains reports, proxy statements, and certain other information filed electronically by the Company with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA, 94065, or visiting the Company's web site at www.cic.com.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                 Guido DiGregorio
                                 Chairman, President and Chief Executive Officer

May 21, 2004

                                                                     APPENDIX A


                     Communication Intelligence Corporation


                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER


I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the quality and integrity of the Corporation's financial reports; the Corporation's systems of internal controls regarding finance and accounting; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

a) Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

b) Review and appraise the audit efforts of the Corporation's independent accountants (auditors) and internal accountants.

c) Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the responsibilities and duties enumerated in Section III of this Charter. While the Committee has the responsibilities and duties set forth in this Charter, it is not the Committee's duty (1) to plan or conduct audits, (2) to determine that the Corporation's financial statements are complete and accurate and in accordance with GAAP, which remains the responsibility of the Corporation's management and independent accountants, or (3) to conduct investigations, resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more directors. Subject to the next paragraph, each of the members of the Committee shall be independent directors, free from any relationship that, in the opinion of the Board, may interfere with the exercise of his or her independent judgment as a member of the Committee or independence from management and the Corporation. All members of the Committee shall be financially literate (or must become financially literate within a reasonable period of time after his or her appointment), and at least one member of the Committee shall have accounting or related financial management expertise.

     Notwithstanding the previous paragraph, one non-independent director can serve on the Audit Committee provided that the Board determines it to be in the best interests of the Corporation and its shareholders. The Board must disclose the reasons for determining the necessity of the non-independent director in its next proxy statement. Current employees or officers, or their immediate family members may not serve on the Audit Committee under this exemption.

III. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

A.   Review Financial Reports

1. Review and discuss the Corporation's audited financial statements with the Corporation's management.

2. Review with management and the independent accountants the interim financial statements prior to filing the 10-Q and publicly releasing quarterly earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

B.   Independent Accountants

     1. Review and recommend to the Board of Directors the engagement of independent accountants, including approval of their fee and the scope and timing of their audit of the Corporation's financial statements.

     2. Review, with the independent accountants, the accountants' report on the Corporation's financial statements.

     3. Evaluate the performance of the independent accountants; where appropriate recommend that the Board of Directors replace the independent accountants and approve any proposed discharge of the independent accountants.

     4. On an annual basis, obtain from the Corporation's independent public accountants written disclosure delineating all relationships between such accountants and the Corporation and its affiliates, including the written disclosure and letter required by Independence Standards Board, Standard No. 1 ("Independent Discussions with Audit Committees"), as it may be modified or supplemented.

     5. From time to time, as appropriate, actively engage the Corporation's independent public accountants in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of such accountants and recommend to the Board of Directors appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

     6.   Inform  the   independent   accountants   that  they  are   ultimately
          accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders.

     7. Periodically discuss with the independent accountants, out of the presence of management:

               a) the Corporation's internal controls, including their recommendations, if any, for improvements in the Corporation's internal controls and the implementation of such recommendations;

               b) the fullness and accuracy of the Corporation's financial statements; and;

               c) certain other matters required to be discussed by Statement on Accounting Standards No. 61 ("Communication with Audit Committees")1, as it may be modified, and information that would be required to be disclosed by GAAS.


C.   Reviewing and Improving Processes

          1. Review, with the independent accountants and the Company's management, policies and procedures with respect to internal auditing and financial and accounting controls.

          2. As part of its job to foster open communication, the Committee should meet at least annually with the Corporation's management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed confidentially.

1 SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

          3. In consultation with the independent accountants, review the integrity and quality of the organization's financial reporting processes, both internal and external, and the independent accountant's perception of the Corporation's financial and accounting personnel.

          4. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied and significant judgments affecting its financial reporting.

          5. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          6. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

          7. Consider and recommend to the Board of Directors, if appropriate, major changes to the Corporation's financial reporting, auditing and accounting principles and practices as suggested by the independent accountants or management.

D.   Other

     1. State in the Audit Committee's Report in the Corporation's Annual Proxy Statement whether, based on the review and discussions referred to in items A.1., B.4., B.5. and B.7. above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year.

     2.   Review  and,  if  appropriate,   recommend  updates  of  this  Charter
          annually.

     3. Perform any other activities consistent with this Charter, the Corporation's By-laws and applicable law, as the Committee or the Board deems necessary or appropriate.

                                                                     APPENDIX B

                     Communication Intelligence Corporation
                       The Compensation Committee Charter

                               -------------------

Status
         The Compensation Committee is a committee of the Board of Directors.

Membership

     The Compensation Committee shall consist of three or more directors all of whom in the judgment of the Board of Directors shall be independent in accordance with the listing requirements of the principal market or exchange on which the Company's shares are traded and if no such standards are prescribed, then in accordance with applicable rules and regulations of the Securities and Exchange Commission. In addition, a person may serve on the Compensation Committee only if the Board of Directors determines that he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

Purpose

     The purposes of the Compensation Committee are (i) to discharge the responsibilities of the Board of Directors relating to compensation of the Company's CEO and other executives, and (ii) to produce an annual report on executive compensation for inclusion in the Company's annual proxy statement that complies with the rules and regulations of the Securities and Exchange Commission. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Duties and Responsibilities

     The Compensation Committee is directly responsible for establishing annual and long-term performance goals and objectives for our elected officers. This responsibility includes:
1. evaluating the performance of the CEO and other elected officers in light of the approved performance goals and objectives;
2. setting the compensation of the CEO and other elected officers based upon the evaluation of the performance of the CEO and the other elected officers, respectively;
3. making recommendations to the Board of Directors with respect to new cash-based incentive compensation plans and equity-based compensation plans; and
4.   administering the Company's stock option plans.

     In determining the long-term incentive component of the Company's CEO and other elected officers, the Compensation Committee may consider: (i) the Company's performance and relative shareholder return; and, (ii) the value of similar incentive awards to chief executive officers and elected officers at comparable companies and (iii) the total compensation required to attract and retain equally qualified executives.
..
     The Compensation Committee may, in its sole discretion, employ a compensation consultant to assist in the evaluation of the compensation of the Company's CEO or other elected officers. The Compensation Committee shall have the sole authority to approve the fees and other retention terms with respect to such a compensation consultant. The Compensation Committee also has the authority as necessary and appropriate, to consult with other outside advisors to assist in its duties to the Company.

Meetings

     The Compensation Committee shall meet at least annually and at such other times as it deems necessary to fulfill its responsibilities.

                                                                     APPENDIX C

                     Communication Intelligence Corporation

                        The Nominating Committee Charter
                                  ------------


Status
         The Nominating Committee is a committee of the Board of Directors.

Membership

     The Nominating Committee shall consist of directors all of whom in the judgment of the Board of Directors shall be independent in accordance with the listing requirements of the principal market or exchange on which the Company's shares are traded and if no such standards are prescribed, then in accordance with applicable rules and regulations of the Securities and Exchange Commission.

Responsibilities

     The Nominating Committee is responsible for considering and making recommendations to the Board concerning the appropriate size, functions and needs of the Board. The Nominating Committee may, at its sole discretion, engage director search firms and has the sole authority to approve the fees and other retention terms with respect to any such firms. The Nominating Committee also has the authority, as necessary and appropriate, to consult with outside advisors to assist in their duties to the Company. This responsibility includes:

o developing and recommending to the Board the criteria for Board membership. Criteria should include, among other things, integrity, independence, diversity of experience, leadership and the ability to exercise sound judgment;
o considering, recommending and recruiting candidates to fill new positions on the Board;
o    reviewing candidates recommended by shareholders;
o conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates; and o recommending the Director nominees for approval by the Board and the shareholders.

The Committee's additional functions are:
o to consider questions of possible conflicts of interest of Board members and of the Company's senior executives;
o to monitor and recommend the functions of the various committees of the Board;
o    to recommend members of the committees;
o    to advise on changes in Board compensation;
o    to make recommendations on the structure of Board meetings;
o    to recommend matters for consideration by the Board;
o to consider matters of corporate governance and to review, at least annually, the Company's nominating principles; and
o to consider, and review periodically, the Company's director qualification standards.